EXHIBIT 99.1

                            CERTIFICATION  PURSUANT  TO
                            18  U.S.C.  SECTION  1350,
                             AS  ADOPTED  PURSUANT  TO
                  SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002

     In connection with the Quarterly Report of Amalgamated Technologies, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Rector, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


/s/  David  Rector
------------------------
Name:  David  Rector
Title:  Chief  Executive  and  Financial  Officer
Date:  August  12,  2003


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